                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               February 25, 1998

                                OHM CORPORATION
             (Exact name of registrant as specified in its charter)



      Ohio                        I-9654                         34-1503050
(State or other                 (Commission                  (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)




16406 U.S. Route 224 East
Findlay, Ohio                                                  45840
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (419)423-3529



                                      N/A
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

Not applicable.

Item 2.  Acquisition or Disposition of Assets

Not applicable.

Item 3.  Bankruptcy or Receivership

Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

Not applicable.

Item 5.  Other Events

          The following information was included in a press release issued by International Technology Corporation, a Delaware corporation ("IT"), on March 4, 1998 (the "Press Release"):

          IT and OHM, an Ohio corporation ("OHM"), announced March 4, 1998, that the OHM Board of Directors has been reconstituted in accordance with the terms of the Agreement and Plan of Merger, dated as of January 15, 1998, among IT, OHM and IT-Ohio, Inc., a subsidiary of IT, (the "Merger Agreement") pursuant to which IT is acquiring OHM in a two-step transaction comprised of a cash tender offer and a merger. IT-Ohio consummated its cash tender offer for OHM common stock on February 25, 1998, and acquired 13,933,000 shares in the tender offer. As a result of the tender offer and the concurrent repurchase by OHM of approximately 2,535,000 shares of OHM common stock from a principal shareholder, in accordance with the terms of the Second Amended and Restated Share Repurchase Agreement, dated as of February 17, 1998, among OHM, Waste Management, Inc., a Delaware corporation, Rust International Inc., a Delaware corporation, Rust Remedial Services Holding Company Inc., a Delaware corporation, and IT (the "Share Repurchase Agreement"), IT now owns approximately 54% of the outstanding shares of OHM stock. IT intends to complete the merger of IT-Ohio into OHM shortly in accordance with the terms of the Merger Agreement.

          Pursuant to the Merger Agreement, the OHM Board now consists of five members, three of whom are representatives of IT and two of whom are continuing directors of OHM. Messrs. Anthony J. DeLuca, Daniel A.

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D'Aniello and Philip B. Dolan have been appointed to the OHM Board as IT representatives. Messrs. Richard W. Pogue and Charles W. Schmidt remain on the OHM Board as well. In conjunction with the Board change, Mr. DeLuca was appointed as chairman of the board, president and chief executive officer of OHM.

          The preceding is qualified in its entirety by reference to the Merger Agreement, the Share Repurchase Agreement and the Press Release, which have been filed as exhibits hereto and the first two of which are incorporated by reference herein.

Item 6.  Resignations of Registrant's Directors

Not Applicable.

Item 7.   Exhibits.

2(a) Agreement and Plan of Merger, dated as of January 15, 1998 among OHM, IT and IT-Ohio (incorporated by reference from the Form 8-K filed by OHM on January 21, 1998).

2(b) Second Amended and Restated Share Repurchase Agreement, dated February 27, 1998, among OHM, Waste Management, Inc., Rust International
          Inc., Rust Remedial Services Holding Company Inc. and IT
          (incorporated by reference from the Form 10-K filed by OHM on February 27, 1998).

(99)      Press Release, dated March 4, 1998, issued by IT.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OHM CORPORATION



                                      By: /s/ Steven E. Harbour
Date: March 5, 1998                      Steven E. Harbour
                                         Vice President, Legal and Secretary

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